                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report
(Date of earliest event reported):       AUGUST 28, 1998 (AUGUST 13, 1998)
                                  ----------------------------------------------

                              SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


            GEORGIA                    1-6853                    58-1032521
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


616 E. WALNUT AVENUE, DALTON, GEORGIA                                   30720
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                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code      (706) 275-3812
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS.

         On August 13, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with its wholly-owned subsidiary, Chessman Acquisition Corp. ("Subsidiary"), Queen Carpet Corporation ("Queen") and the shareholders of Queen (the "Shareholders"). The Merger Agreement provides for the acquisition of Queen by the Registrant pursuant to the merger (the "Merger") of Queen with and into Subsidiary. Privately-held Queen is the fourth largest carpet manufacturer in the United States with annual sales of approximately $800 million. Under the terms of the Merger Agreement, as consideration for the Merger, the Shareholders will receive from the Registrant (i) a promissory note in the principal amount of $70 million payable to the Shareholders upon the later of November 30, 1998 or the effective date of the Merger, (ii) 19,444,444 shares of the Registrant's common stock and (iii) approximately $50 million in cash. It is anticipated that Queen will have aggregate liabilities of approximately $220 million at the closing of the Merger, consisting of approximately $90 million existing and present and $130 million to be created prior to the closing of the Merger. A copy of the Merger Agreement is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

         The consummation of the transactions contemplated by the Merger Agreement is subject to the receipt of appropriate regulatory approvals and the satisfaction of certain other conditions contained in the Merger Agreement.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                      99.1 Agreement and Plan of Merger, dated August 13, 1998,
                           among Shaw Industries, Inc., Chessman Acquisition Corp., Queen Carpet Corporation, Julian Saul, Linda Saul, Anita Saul Family Trust, Julian Saul Family Trust, and Linda Saul Schejola Family Trust.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SHAW INDUSTRIES, INC.


                                        By: /s/ Bennie M. Laughter
                                            ------------------------------------
                                              Bennie M. Laughter
                                              Vice President, Secretary and
                                              General Counsel

Dated: August 19, 1998






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                                  EXHIBIT INDEX


Exhibit
Number                                      Description
------                                      -----------
99.1              Agreement and Plan of Merger, dated August 13, 1998, among
                  Shaw Industries, Inc., Chessman Acquisition Corp., Queen
                  Carpet Corporation, Julian Saul, Linda Saul, Anita Saul Family
                  Trust, Julian Saul Family Trust, and Linda Saul Schejola
                  Family Trust.